Exhibit 10.3    Alcan Executive Deferred Share Unit Plan, dated September 20, 2006, as amended.

Alcan Inc.

EXECUTIVE

DEFERRED

SHARE

UNIT

PLAN

APPENDICES

  EPA Value Election Form (Appendix A)

  TSR Value Election Form (Appendix B)

  RSU Value Election Form (Appendix C)

  Beneficiary Designation Form (Appendix D)

  Change of Beneficiary Form (Appendix E)

  Redemption Form (Appendix F)

DEFERRED SHARE UNIT PLAN

1. Introduction

This booklet sets out the terms of the Alcan Deferred Share Unit Plan (DSUP) as amended and restated as at September 20, 2006. Deferred Share Units granted before, shall be administered and paid in accordance with the terms of the DSUP as they existed immediately prior to this amendment and restatement. If you require legal, tax or other professional advice on whether or not to participate in the DSUP, you should speak to your personal, legal or tax advisor.

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2. Purpose of Plan

The DSUP is a recent addition to the range of benefits offered by Alcan to employees to assist in their personal financial planning. It is a compensation benefit plan which works in conjunction with the cash‑based Executive Performance Award (EPA) Plan, the Total Shareholder Return Performance Plan (TSR Performance Plan) and the Restricted Share Unit Plan (RSU Plan). Under the DSUP, an eligible employee may elect to receive a selected portion of the potential value of his or her EPA award (EPA Value) in the form of Deferred Share Units (EPA DSUs) instead of cash, may elect to receive a selected portion of the potential value of his or her TSR Performance Plan award (TSR Value) in the form of Deferred Share Units (TSR DSUs) instead of cash and may also elect to receive a selected portion of the potential value of his or her RSU Plan award (RSU Value) in the form of Deferred Share Units (RSU DSUs). Except where specifically provided otherwise in this booklet, EPA DSUs, TSR DSUs and RSU DSUs will be referred to as DSUs. DSUs represent a notional investment in Alcan shares and attract dividend credits which are also invested in DSUs. The balance of the EPA Value (if any) is payable under the EPA Plan in cash, the balance of the TSR Value (if any) is payable under the TSR Performance Plan in cash and the balance of the RSU Value (if any) is payable under the RSU Plan in cash.

It is hoped that the DSUP will strengthen the link between the interests of employees (like yourself) and the interests of Alcan's shareholders, by encouraging the former to voluntarily elect to have a portion of their remuneration tied to the long‑term performance of Alcan shares.

3. Tax Status

The DSUP was introduced in March 1997, effective as of 1 January 1997, after approval from Revenue Canada and Revenue Québec. Both Canada Revenue Agency (formerly Revenue Canada) and Revenue Québec issued tax rulings confirming that the issue of DSUs and Additional DSUs (corresponding to dividends paid on Alcan shares, as explained in Section 12) will not attract Federal or Québec income taxes until they are redeemed as provided for in the DSUP (see Section 17).

The DSUP has been amended and restated as at April 23, 2003, after Canada Revenue Agency issued a tax ruling confirming that the issue of DSUs and Additional DSUs on and after April 23, 2003 under the DSUP as amended will not attract Federal income taxes until they are redeemed as provided for in the DSUP.

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Alcan is seeking to obtain from Canada Revenue Agency a tax ruling to confirm that the issue of DSUs and Additional DSUs on or after September 20, 2006 will not attract Federal income taxes until they are redeemed as provided for in the DSUP.

These rulings are based on the provisions of the Income Tax Act and the Loi sur les impôts as they existed at the time the rulings were given. No Alcan Group Company will be liable for any tax or other cost, loss or reduction in rights incurred by you (or any other person entitled to benefits hereunder) as a result of any change in these tax laws or the withdrawal of either of the above rulings.

4. Eligibility

To participate in the DSUP in respect of the EPA Value in any year (the EPA year), you must meet every one of the following criteria on the last day of the previous year:

  You must be an active, permanent employee of an Alcan Group Company in Canada

  You must be a resident of Canada; and

  You must be in the following Grades on the North American and Canadian Salary Scales:

‑   43A or above

or

-    40A or 41A or 42A and at least 50 years of age.

To participate in the DSUP in respect of the TSR Value for a Performance Period (as defined in the TSR Performance Plan), you must meet every one of the following criteria on the 365th day previous to the end of the Performance Period:

  You must be an active, permanent employee of an Alcan Group Company in Canada;

  You must be a resident of Canada; and

  You must be eligible for a potential cash‑based Award under the TSR Performance Plan.

To participate in the DSUP in respect of the RSU Value for a Vesting Period (as defined in the RSU Plan), you must meet every one of the following criteria on the 365th day previous to the end of the Vesting Period:

•    You must be an active, permanent employee of an Alcan Group Company in Canada;

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  You must be a resident of Canada; and

  You must be eligible for a potential Award under the RSU Plan.

5. Transfers

If you are transferred to an Alcan Group Company outside Canada, the option selected on your Annual Election Form will be applied to the EPA Value (if any), TSR Value (if any) and RSU Value (if any) earned by you during your service in Canada. Similarly, if you are transferred to an Alcan Group Company in Canada, the option selected on your TSR Value Election Form or RSU Value Election Form will be applied to the TSR Value (if any) or RSU Value (if any) earned by you during your service in Canada.

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6. Participation

Participation in the DSUP is entirely voluntary on your part.

You may participate if you meet any of the eligibility tests as described in Section 4.

7. EPA Value

If you are eligible and wish to participate with respect to your EPA Value, you must complete and file an Annual Election Form with the Plan Administrator before mid‑December of the year preceding the EPA year. In this Form, you will be asked to indicate what portion (in tranches of 10%) of the EPA Value (if any) shall be provided under the DSUP and what portion of the EPA Value will be provided under the EPA Plan.

Your election made as above will be valid for the particular EPA year. An election once made cannot be revoked or altered.

If you do not file an Annual Election Form by mid‑December as stated above, it will be assumed that you do not wish to participate in the DSUP for the EPA Value (if any) to be provided in respect of the particular EPA year.

If you first become eligible to participate in the DSUP during an EPA year, you may only do so effective the following EPA year.

A new election must be made for every EPA year. Therefore, you need not participate in the DSUP with respect to your EPA Value each and every year.

8. TSR Value

If you are eligible and wish to participate with respect to your TSR Value, you must complete and file a TSR Value Election Form with the Plan Administrator at least 12 months prior to the end of the applicable Performance Period. In this Form, you will be asked to indicate what portion (in tranches of 10%) of the TSR Value (if any) shall be provided under the DSUP and what portion of the TSR Value will be provided under the TSR Performance Plan. In accordance with the terms of the TSR Performance Plan and as an incentive to participate in the DSUP, you may receive further TSR DSUs (see Section 12.2).

If you do not file a TSR Value Election Form by the deadline stated above, it will be assumed that you do not wish to participate in the DSUP for the TSR Value (if any) to be provided in respect of that Performance Period. Your election made as above will be valid for the particular Performance Period. An election once made cannot be revoked or altered. A new election must be made for every Performance Period. Therefore, you need not participate in the DSUP with respect to each and every Performance Period.

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9. RSU Value

If you are eligible and wish to participate with respect to your RSU Value, you must complete and file a RSU Value Election Form with the Plan Administrator at least 12 months prior to the end of the applicable Vesting Period. In this Form, you will be asked to indicate what portion (in tranches of 10%) of the RSU Value (if any) shall be provided under the DSUP and what portion of the RSU Value will be provided under the RSU Plan. In accordance with the terms of the RSU Plan and as an incentive to participate in the DSUP, you may receive further RSU DSUs (see Section 12.3).

If you do not file a RSU Value Election Form by the deadline stated above, it will be assumed that you do not wish to participate in the DSUP for the RSU Value (if any) to be provided in respect of that Vesting Period. Your election made as above will be valid for the particular Vesting Period. An election once made cannot be revoked or altered. A new election must be made for every Vesting Period. Therefore, you need not participate in the DSUP with respect to each and every Vesting Period.

10. Discretionary DSUs

The Alcan Board may, from time to time, grant additional DSUs (Discretionary DSUs) to individuals employed by an Alcan Group Company, on such dates, in such amounts and subject to such time based vesting requirements as the Board may in its sole discretion determine. Except where specifically provided otherwise in this booklet, Discretionary DSUs will be referred to as DSUs.

11. The Value of a DSU

The Value of a DSU on any particular date is calculated as follows:

The average of the closing prices for Alcan Common Shares in board lots on The Toronto Stock Exchange and in round lots on the New York Stock Exchange over the 21 consecutive trading days preceding the particular date in question.

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The Value of a DSU related to the TSR Value and the RSU Value is calculated in U.S. currency. The Value of a DSU related to the EPA Value is calculated in Canadian currency.  Any currency conversion required is to be made at the Bank of Canada noon rate of exchange on the relevant day for the purpose of calculating the Value of a DSU.

This Value is used for calculation purposes under the DSUP, such as, to determine the number of DSUs and Additional DSUs to be issued to you (see Section 12.5) and the amounts payable on the redemption of your DSUP account (see Section 17) and the termination of the DSUP (see Section 20).

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12. Benefits

12.1	EPA DSUs issued under DSUP	If you choose to participate in DSUP with respect in your EPA Value, you will receive DSUs calculated by dividing the portion of your EPA Value determined according to your election by the Value of one DSU (calculated as described above on the last day of the year preceding the EPA year) and the result will be rounded to six decimal places. These EPA DSUs will be credited to your DSUP account on the same day as the disbursement of the balance of your EPA Value (if any).

Here is an example:

		Your Election: Your EPA Value: DSU Value: EPA DSUs to be issued to you:	50% under DSUP Can. $50,000.00 Can. $46.40 50% of 50,000.00 = 538.793103 EPA DSUs 46.40

The balance of your EPA Value will be paid to you in cash under the EPA Plan on the same day.

Effective the next calendar quarter after that day, these newly‑issued DSUs will earn Additional DSUs in respect of cash dividends declared on Alcan Common Shares (see below). The Additional DSUs will in all cases be redeemed and paid out at the same time as the redemption and payout of your DSUs.

12.2	TSR DSUs issued under DSUP

If you choose to participate in the DSUP with respect to your TSR Value, you will receive TSR DSUs calculated by dividing the portion of your TSR Value determined according to your election by the Value of one DSU (calculated as described above on the last day of the Performance Period) and the result will be rounded to six decimal places. These TSR DSUs will be credited to your DSUP as soon as possible after the end of the Performance Period. In accordance with the TSR Plan, you may be entitled to receive further TSR DSUs if you elect to exchange some or all of your Award into TSR DSUs.

Here is an example:

Your Election: Your TSR Value: DSU Value: TSR DSUs to be issued to you:

50% under the DSUP

U.S. $150,000.00

U.S. $40.00

50% of 150,000   =   1,875 TSR DSUs

40.00

20% of 1,875   =   375 further TSR DSUs in accordance with the TSR Plan, as a Company incentive to the Participant

1,875 + 375    =   2,250 TSR DSUs

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The balance of your TSR Value will be paid to you in cash under the TSR Performance Plan.

Commencing in the next quarter following the end of the applicable Performance Period, these newly‑issued TSR DSUs will earn Additional DSUs in respect of cash dividends declared on Alcan Common Shares (see below). The Additional DSUs will in all cases be redeemed and paid out at the same time as the redemption and payout of your DSUs.

12.3	RSU DSUs issued under DSUP

If you choose to participate in the DSUP with respect to your RSU Value, you will receive RSU DSUs calculated by dividing the portion of your RSU Value determined according to your election by the Value of one DSU (calculated as described above on the last day of the Vesting Period) and the result will be rounded to six decimal places. These RSU DSUs will be credited to your DSUP as soon as possible after the end of the Vesting Period. In accordance with the RSU Plan, you may be entitled to receive further RSU DSUs if you elect to exchange some or all of your RSUs into RSU DSUs.

Here is an example:

		Your election: Your RSU Account: RSU DSUs to be issued to you:	60% under DSU 2,000 RSUs 60% of 2,000 = 1,200 RSU DSUs 20% of 1,200 = 240 further RSU DSUs in accordance with the RSU Plan, as a Company incentive to the Participant 1,200 + 240 = 1,440 RSU DSUs

Commencing in the next quarter following the end of the applicable Vesting Period, these newly‑issued RSU DSUs will earn Additional DSUs in respect of cash dividends declared on Alcan Common Shares (see below). The Additional DSUs will in all cases be redeemed and paid out at the same time as the redemption and payout of your DSUs.

12.4	Discretionary DSUs issued under DSUP

If you are granted Discretionary DSUs, you will be advised in writing by Alcan of the number of such DSUs to be credited to your DSUP account, the date on which such DSUs are granted, the value of such DSUs as at the date of grant and the vesting requirements (if any) applicable to such DSUs. Effective the next calendar quarter after the date of grant of the Discretionary DSUs, these newly‑issued DSUs will earn Additional DSUs in respect of cash dividends declared on Alcan Common Shares (see below).

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12.5	Additional DSUs in respect of Dividends on Alcan Shares	Whenever a cash dividend is declared on Alcan Common Shares, your DSUP account will be credited with Additional DSUs as explained below:

1.  Dividends on Alcan Common Shares are declared in U.S. currency. The Canadian currency equivalent of any such dividend will be determined at the Bank of Canada noon rate of exchange on the date that dividend is declared for the EPA DSUs.

2.   The EPA DSUs, TSR DSUs, RSU DSUs and discretionary DSUs (if any) in your account will qualify, for a credit computed on the basis of the dividend declared (excluding any DSUs of the above issued in the same calendar quarter as the dividend declaration date).

3.   The dollar amount (in Canadian currency for the EPA DSUs and in U.S. currency for TSR DSUs and RSU DSUs) obtained by multiplying your qualifying DSUs by the dividend calculated as in (1) above is divided by the Value of a DSU (calculated as on the date of dividend declaration) and the result is rounded to six decimal places.

4.   The resulting DSUs are credited to your account.

Here is an example:

	EPA DSUs	TSR DSUs/RSU DSUs
Your current balance (qualifying for Additional DSUs) DSU Value on dividend declaration Date Dividend declared per Alcan share Additional DSUs to be credited Your new balance of DSUs	2,350 Can. $47.05 Can. $0.23 2,350 x 0.23 = 11.487779 47.05 2,361.487779	1,800 U.S. $36.01 U.S. $0.20 1,800 x 0.20 = 9.997223 36.01 1,809.997223

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13. Vesting

All EPA DSUs, TSR DSUs and RSU DSUs are fully vested in your favour as soon as they are credited to your DSUP account. Discretionary DSUs will vest in accordance with the terms of the written agreement between you and Alcan relating to the issue of such DSUs (see Section 12.4). Additional DSUs issued in respect of dividends declared on Alcan Common Shares (see Section 12.5) will have the same vested status as the DSUs to which those additional DSUs relate. This means that Additional DSUs corresponding to the EPA DSUs, TSR DSUs and RSU DSUs in your DSUP account will be fully vested in your favour as soon as they are credited to your account and additional DSUs corresponding to Discretionary DSUs (if any) in your DSUP account will vest at the same time as the corresponding Discretionary DSUs.

14. In‑Service Withdrawals

As long as you are employed by an Alcan Group Company, you may not withdraw any part of the balance in your DSUP account.

15. Adjustments

In the event of a stock split, stock dividend, combination or exchange of shares by Alcan, a merger or any other event which materially affects the Alcan Common Shares, the necessary and proportionate adjustments, as determined by the Alcan Board, will be made with respect to the EPA DSUs, TSR DSUs, RSU DSUs, Additional DSUs and discretionary DSUs (if any) in your DSUP account.

16. Beneficiary

Upon joining the DSUP for the first time, you are required to complete a Beneficiary Designation Form indicating the name of your beneficiary (who must be either your spouse or the legal representative of your estate) to whom the benefits under your DSUP account will be paid in the event that you die while your DSUP account is still open. It is not necessary to complete a Beneficiary Designation Form every year; however, a Change of Beneficiary Form must be completed if you wish to change the name of your beneficiary at any time.

If your designated beneficiary, predeceases you or if you have not designated a beneficiary, all benefits under your DSUP account are payable to the legal representative of your estate.

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17. Redemption

The EPA DSUs, TSR DSUs, RSU DSUs and vested discretionary DSUs (if any) in your DSUP account will be redeemed in whole or in part only when you are no longer employed by any Alcan Group Company or following your retirement from the Alcan Group of Companies or following death. Discretionary DSUs (if any) which are not vested at the time of your termination of employment, retirement or death shall be forfeited and you (and your beneficiary or legal representative) will have no further right or interest in such DSUs. The EPA DSUs, TSR DSUs, RSU DSUs and discretionary DSUs in your DSUP account may be redeemed completely on one date or in portions on several dates.  This redemption of DSUs will be made as follows:

17.1	Termination of employment or Retirement

Redemption of your DSUs will occur not earlier than the date of your termination of employment or retirement but not later than 15 December of the next calendar year.

In order to redeem your EPA DSUs, TSR DSUs, RSU DSUs and vested discretionary DSUs (if any) as above, you must file your Redemption Form indicating your chosen date of redemption determined as above, the portion of EPA DSUs, TSR DSUs, RSU DSUs and vested discretionary DSUs (if any) that you choose to redeem on such date.  The Redemption Form must be received by Alcan at least five working days prior to the chosen date of redemption.

If you do not include a redemption date, it will be assumed to be five working days after receipt of your Redemption Form (but not earlier than the date of your termination of employment or retirement and not later than 15 December of the next calendar year following your termination of employment or retirement).

On the date of redemption determined as above, the EPA DSUs, TSR DSUs, RSU DSUs and vested Discretionary DSUs (if any) in your DSUP account will be redeemed in cash based on the Value of a DSU as determined in Section 11.

17.2	Death

If you should die prior to termination of employment or retirement, your designated beneficiary or (if you have no surviving beneficiary) the legal representative of your estate may redeem your EPA DSUs, TSR DSUs, RSU DSUs and vested Discretionary DSUs (if any) any time between the date of your death and 15 December of the following year by filing a Redemption Form.

If you should die after termination of employment or retirement but without having filed a Redemption Form, your beneficiary or (if you have no surviving beneficiary) the legal representative of your estate may redeem your EPA DSUs, TSR DSUs, RSU DSUs and vested Discretionary DSUs by filing a Redemption Form on or before 15 December of the year following your termination of employment or retirement.

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If you should die after termination of employment or retirement and after filing a Redemption Form, your EPA DSUs, TSR DSUs, RSU DSUs and vested Discretionary DSUs will be redeemed in accordance with your Redemption Form and neither your designated beneficiary nor the legal representative of your estate will be permitted to file another Redemption Form.

All other rules as stated in this Redemption section will apply.

17.3	Change of Control

If you retire, die or are terminated, within twelve months of a Change of Control Event of Alcan, the EPA DSUs, TSR DSUs, RSU DSUs and vested Discretionary DSUs (if any) in your DSUP account will be redeemed in cash on the date of retirement, death or termination based on the Value of DSU as determined in Section 11 as of the date of a Change of Control Event. The amount of the redeemed DSUs must be paid no later than twelve months from the Change of Control Event.

If you retire, die or are terminated more than twelve months after the Change of Control Event of Alcan, the EPA DSUs, TSR DSUs, RSU DSUs and vested Discretionary DSUs (if any) in your DSUP account will be subject to the redemption procedure described in Section 17.

A "Change of Control Event" shall mean any of the following:

1.  the acquisition of direct or indirect beneficial ownership of 50% or more of the Alcan Common Shares by any person or group of associated persons acting together or jointly and in concert;

2.  any amalgamation, merger, arrangement, reorganization or consolidation (or substantially similar transactions or series of transactions) in respect of Alcan, other than where (a) the Alcan Common Shares of Alcan after the transaction would continue to represent two-thirds or more of the combined voting securities of the resulting entity, without a concurrent substantial change in the composition of Alcan's Board of Directors, or (b) it is effected for the purpose of implementing a recapitalization, without there also occurring an acquisition of direct or indirect beneficial ownership of 20% or more of the Alcan Common Shares by any person or group of associated persons acting together or jointly and in concert;

3.   the approval by Alcan's Shareholders of a plan for the complete or effective dissolution of Alcan;

4.   the issuance of Alcan Common Shares in connection with an exchange offer acquisition if such issuance results in the Shareholders holding less than two-thirds of the combined voting securities of the resulting entity and there is a concurrent substantial change in the composition of Alcan's Board of Directors;

5.   the sale of all or substantially all of the assets of Alcan, other than (a) to an owner or owners of at least two-thirds of Alcan's Common Shares, or (b) in a manner so that the acquirer is thereafter controlled as to at least two-thirds of its voting securities by the owner or owners of at least two-thirds of Alcan's Common Shares, provided in each case that there is no concurrent substantial change in the composition of the Alcan's Board of Directors;

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6.    the completion of the corporate approvals necessary on the part of Alcan to give effect to any amalgamation, merger, arrangement, reorganization, continuance or consolidation (or substantially similar transactions or series of transactions) in respect of Alcan pursuant to which Alcan will not survive as a stand-alone publicly-traded corporation - without limitation Alcan shall be deemed not to have survived as a stand-alone publicly-traded corporation if (a) there is no longer a liquid market for the Alcan Common Shares on the Toronto or New York stock exchanges, (b) more that 50% of the Alcan Common Shares become held by any person or group of associated persons acting together or jointly and in concert, or (c) Alcan becomes a subsidiary of another corporation; or

7.    any occurrence pursuant to which individuals who were the incumbent Directors on 1 November 2005 cease for any reason to constitute at least two-thirds of Alcan's Board, provided that any individual who became a Director subsequently whose election or appointment was approved by at least two-thirds of the incumbent Directors shall also be considered to be an incumbent Director, but further provided that no individual elected or appointed initially as a result of an actual or threatened proxy contest or solicitation of proxies or in connection with amalgamation, merger, arrangement, reorganization, consolidation or share exchange acquisition transaction (or substantially similar transactions or series of transactions) shall be deemed to be an incumbent Director.

For the purposes hereof a substantial change in the composition of the Alcan's Board of Directors shall be any change involving the departure of at least three Directors or any other change pursuant to which the Directors in office prior thereto cease to constitute at least two-thirds of the members of the Board.  In addition, any "change of control event" which occurs for the purposes of a change of control agreement in force between Alcan and an employee of Alcan or one of its subsidiaries as of the date hereof shall be deemed to be a Change of Control Event hereunder in relation to that employee.

17.4	Automatic Redemption

If you, your designated beneficiary or the legal representative of your estate do not file the Redemption Form as described above, then the redemption shall take place on 15 December of the next calendar year following the year of the earliest of your termination of employment, retirement or death.

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17.5	Additional DSUs after Termination of employment, Retirement or Death

During the period between termination of employment, retirement or death and the actual payment date, your DSUP account will be credited with Additional DSUs whenever cash dividends are declared on Alcan Common Shares (see Section 12.5). The Additional DSUs will in all cases be redeemed and paid out at the same time as the redemption and payout of your DSUs.

17.6	Payment of redeemed DSUs

The cash value of your DSUP account, determined as above, will be paid by the Alcan Group Company in Canada that last employed you (Final Canadian Alcan Employer).  If you were employed by more than one Alcan Group Company in Canada while you participated in the DSUP, your Final Canadian Alcan Employer shall be reimbursed by each of your other Alcan employers in Canada for an amount equal to the portion of the EPA DSUs, TSR DSUs, RSU DSUs and vested discretionary DSUs redeemed by you, including any amount withheld in respect of taxes and other source deductions, that is attributable (as determined by the DSUP administrator) to your period of employment with each such Alcan employer in Canada.  If you were employed by only one Alcan Group Company in Canada while you participated in the DSUP, there will be no such reimbursement and the EPA DSUs, TSR DSUs, RSU DSUs and vested discretionary DSUs redeemed by you shall be paid only by your Final Canadian Alcan Employer.

The cash value of your DSUP account, determined as above, will in any event be paid on or before the earlier of (a) 30 days from the date of redemption or (b) 31 December of the next calendar year following the year of the earliest of your termination of employment from the Alcan Group of Companies, retirement or death.

Federal and Provincial taxes will be deducted from such payment as required by law irrespective of the country of residence at the time of redemption.

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18. Risks and Uncertainties

The Value of a DSU is based on the price of an Alcan Common Share (see Section 11). No amount shall be paid under the DSUP, the EPA Plan, the TSR Performance Plan, RSU Plan or any other arrangement (nor will any other form of benefit be conferred) to compensate you or your beneficiary or estate, as the case may be, should the price of an Alcan Common Share be lower on redemption than at the time of election.

Unless otherwise determined by the Board, the DSUP will remain an unfunded obligation of Alcan and all benefits payable under the DSUP represent merely unfunded, unsecured promises of Alcan to pay a sum of money in the future. No funds will be contributed by any person to a third party or otherwise set aside to secure benefits under the DSUP.

19. Non-Alienation

Except for the designation of your beneficiary (see Section 16), no transfer by you or your beneficiary or estate, as the case may be, of any right to any payment or benefit under the DSUP, whether by operation of law or otherwise, and whether by means of alienation by sale, transfer, assignment, bankruptcy, pledge, attachment, charge or encumbrance of any kind, shall vest the transferee with any interest or right, and any attempt to so alienate, sell, transfer, pledge, attach, charge or otherwise encumber any such amount, whether presently or thereafter payable, shall be void and of no force or effect.

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20. Amendment or Termination of DSUP by Alcan

The DSUP may be amended or terminated at any time by the Alcan Board of Directors provided that such amendment or termination shall not reduce any rights which you have acquired prior to the amendment or termination date. No such amendment or termination shall contravene the requirements of Income Tax Regulation 6801(d). The Board of Directors will determine the termination date of the DSUP.

In the event of termination of the DSUP, any EPA Value granted to you after the date the DSUP is terminated will be paid under the EPA Plan in cash, and no part of such EPA Value will be issued in DSUs, any TSR Value granted to you after the date the DSUP is terminated will be paid under the terms of the TSR Performance Plan and any RSU Value granted to you after the DSUP is terminated will be paid under the terms of the RSU Plan. Additional DSUs in respect of dividends declared on Alcan Common Shares will not continue to accumulate in your DSUP account. No new participant will be admitted to the DSUP after that date.

If the DSUP is terminated, the cash value of all DSUs in your account will be determined in accordance with Section 11 on the date of the termination of the DSUP and these DSUs will be redeemed as soon as possible following the termination of the DSUP.

21. Administration

Once every year, you will be provided with a statement showing the transactions in your DSUP account including the vested status of your Discretionary DSUs (if any).

On‑going administration of the DSUP will be handled by Alcan's Corporate Human Resources (Executive Compensation) Department.

The DSUP is governed by the laws of the Province of Québec and the laws of Canada.

If any part of the DSUP is determined to be void or unenforceable, the validity and enforceability of remaining parts of the DSUP will not be affected as a consequence.

Nothing contained in the DSUP will be deemed to give an employee the right to be retained in the service of any Alcan Group Company or to interfere with the rights of any Alcan Group Company to discharge or lay off an employee at any time.

APPENDIX A

ALCAN INC. DEFERRED SHARE UNIT PLAN

Annual Election Form for the EPA Year _________________

I,                                                                                  , hereby exercise my option with respect to participation in the Alcan Deferred Share Unit Plan (DSUP) in respect of the value of my EPA for the above EPA year as follows:

         %     in DSUP

         %     in cash

    100%    Total

I understand and acknowledge that:

1. This election is irrevocable, and

2. I have read and understood the booklet setting out the terms of the DSUP.

3. For the EPA Year commencing                              , my election to participate in the DSUP will be conditional upon receipt by Alcan of the advance tax ruling described in Section 3 of the booklet setting out the terms of the DSUP.

I hereby recognize that any advantage derived from my participation in the DSUP is solely as a result of a provision of the Canadian Tax Laws and therefore has no compensation value.  If I become ineligible to participate in the DSUP by virtue of an international assignment or otherwise, I will receive no compensation from Alcan for the loss of such eligibility.

The above election shall take effect for the indicated calendar year upon receipt and acceptance of this election by Alcan, and it shall remain in effect during the indicated calendar year. This deferral election is only valid for the indicated year above. A new deferral election must be completed for each subsequent year, as indicated in the Plan.

Signature

Employee Number

Date

This election form must be returned by _______________ to the Plan Administrator; or to Alcan's Human Resources (Executive Compensation) Department.

If you do not return this form as aforesaid, you mill be deemed to have declined participation in the DSUP for the above EPA year.

APPENDIX B

 ALCAN INC. DEFERRED SHARE UNIT PLAN

TSR Value Election Form for the Performance Period

commencing                               and ending

I,                                                                                  , hereby exercise my option with respect to participation in the Alcan Deferred Share Unit Plan (DSUP) in respect of the value of my TSR Performance Plan for the above Performance Period as follows:

         %     in DSUP

         %     in cash

    100%    Total

I understand and acknowledge that:

1. This election is irrevocable, and

2. I have read and understood the booklet setting out the terms of the DSUP.

I hereby recognize that any advantage derived from my participation in the DSUP is solely as a result of a provision of the Canadian Tax Laws and therefore has no compensation value.  If I become ineligible to participate in the DSUP by virtue of an international assignment or otherwise, I will receive no compensation from Alcan for the loss of such eligibility.

The above election shall take effect for the indicated calendar year upon receipt and acceptance of this election by Alcan, and it shall remain in effect during the indicated calendar year. This deferral election is only valid for the indicated year above. A new deferral election must be completed for each subsequent year, as indicated in the Plan.

Signature

Employee Number

Date

This election form must be returned at least 12 months prior to the end of the Performance Period to the Plan Administrator; or to Alcan's Human Resources (Executive Compensation) Department.

If you do not return this form as aforesaid, you mill be deemed to have declined participation in the DSUP for the above Performance Period.

APPENDIX C

ALCAN INC. DEFERRED SHARE UNIT PLAN

RSU Value Election Form for the Vesting Period

commencing                               and ending

I,                                                                                  , hereby exercise my option with respect to participation in the Alcan Deferred Share Unit Plan (DSUP) in respect of the value of my RSU Plan for the above Vesting Period as follows:

         %     in DSUP

         %     in cash

    100%    Total

I understand and acknowledge that:

1. This election is irrevocable, and

2. I have read and understood the booklet setting out the terms of the DSUP.

I hereby recognize that any advantage derived from my participation in the DSUP is solely as a result of a provision of the Canadian Tax Laws and therefore has no compensation value.  If I become ineligible to participate in the DSUP by virtue of an international assignment or otherwise, I will receive no compensation from Alcan for the loss of such eligibility.

The above election shall take effect for the indicated calendar year upon receipt and acceptance of this election by Alcan, and it shall remain in effect during the indicated calendar year. This deferral election is only valid for the indicated year above. A new deferral election must be completed for each subsequent year, as indicated in the Plan.

Signature

Employee Number

Date

This election form must be returned at least 12 months prior to the end of the Vesting Period to the Plan Administrator; or to Alcan's Human Resources (Executive Compensation) Department.

If you do not return this form as aforesaid, you mill be deemed to have declined participation in the DSUP for the above Vesting Period.

APPENDIX D

 ALCAN INC. DEFERRED SHARE UNIT PLAN

Beneficiary Designation Form

I,                                    , being a Participant of the Deferred Share Unit Plan (DSUP) hereby designate the following person as my Beneficiary for purposes of the DSUP and acknowledge that said person is:

Name:
Address:

Under the terms of the DSUP, I reserve the right to revoke this designation and to designate another person as my Beneficiary.

Signature

Employee Number

Date

APPENDIX E

ALCAN INC. DEFERRED SHARE UNIT PLAN

Change of Beneficiary Form

I,                                              , being a Participant of the Deferred Share Unit Plan (DSUP) hereby revoke the Designation of                                                as my Beneficiary for purposes of the DSUP and designate instead:

Name:
Address:

Under the terms of the DSUP, I reserve the right to revoke this designation and to designate another person as my Beneficiary.

Signature

Employee Number

Date

APPENDIX F

ALCAN INC. DEFERRED SHARE UNIT PLAN

Redemption Form

1.        Participant's name:

2.        I am:

____  the Participant

____  the Beneficiary of the Participant

____  a legal representative of the estate of the Participant

3.        I hereby wish to redeem the Deferred Share Units vested in the name of the Participant in following proportion:

____  Partial Redemption:                     _____ % of Deferred Share Units

____  Complete Redemption (i.e. 100% of Deferred Share Units)

4.    I hereby wish to redeem the Deferred Share Units on the following date:

Redemption Date*

Signature

Employee Number (if applicable)

Date

*Please refer to the Deferred Share Unit Plan Booklet for instructions.